UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2021, Medicine Man Technologies, Inc. (the “Company”) issued a press release announcing results for its fourth quarter and year ended December 31, 2020. A copy of the press release is attached as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The Company will host a conference call to discuss its results for its fourth quarter and year ended December 31, 2020 on March 30, 2021 at 4:30 pm Eastern Time.

In addition, the Company has previously issued press releases announcing results for the following previous periods on the following dates:

•	November 16, 2020 for the Company’s third quarter ended March 31, 2020;
•	May 11, 2020 for the Company’s first quarter ended March 31, 2020; and
•	March 30, 2020 for the Company’s fourth quarter and year ended December 31, 2019.

Copies of these press release are attached as Exhibits 99.2, 99.3 and 99.4, respectively, and the information contained therein is incorporated herein by reference.

The press releases attached as Exhibits 99.1, 99.2, 99.3 and 99.4 speak only as of their respective dates and the Company is not reaffirming, revising, updating or otherwise commenting on the information contained therein by attaching them as exhibits to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 are being furnished by the Company pursuant to Item 2.02. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibits 99.1, 99.1, 99.2, 99.3 and 99.4 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 30, 2021
99.2	Press Release dated November 16, 2020
99.3	Press Release dated May 11, 2020
99.4	Press Release dated March 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Dan R. Pabon
Date: March 30, 2021		Dan R. Pabon General Counsel